                                                               EXHIBIT 23.3



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 20, 1996, included in Form 11-K for the Seabee Corporation Pension and Retirement Savings Plan.



                             /S/ CARNEY, ALEXANDER, MAROLD & CO.
                             CARNEY, ALEXANDER, MAROLD & CO.







Waterloo, Iowa
November 8, 1996